FIRST ALLONGE TO NOTE


    This FIRST ALLONGE TO NOTE dated as of February 25, 1998 (this "Allonge"), is by and between AMCON DISTRIBUTING COMPANY, a Delaware corporation (the "Borrower"), and LASALLE NATIONAL BANK, a national banking association (together with its successors and assigns, "Bank").

                               RECITALS

    WHEREAS, Borrower has executed that certain Note dated November 10, 1997 (the "Note") in the principal amount of $4,500,000 to the order of Bank; and

    WHEREAS, Borrower and Bank are entering into additional financial transactions on the date hereof and, in connection therewith, desire to amend the Note as set forth herein.

    NOW, THEREFORE, in consideration of the premises herein contained, the loans and other financial accommodations heretofore or hereafter made to Borrower by Bank, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto hereby agree as follows:

    1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

    2. Amendment to Note. Subject to the terms and conditions contained herein, Borrower and Bank hereby amend and restate Section 2(a) of the Note to read in its entirety as follows:

    (a) (i) On December 10, 1997 a payment equal to $75,000 plus accrued and unpaid interest at the Loan Rate and (ii) commencing on August 10, 1998 and on the 10th day of each month thereafter through and including the month on which the Maturity Date occurs (the "Payment Date"), a payment equal to the sum of $85,096.15 plus accrued and unpaid interest at the Loan Rate (as defined in the Note); and

    3.  Conditions Precedent.  The effectiveness of the amendment contained in
Section 2 above are subject to, and contingent upon, the execution and delivery by each of the parties hereto of duly executed counterparts hereof.

    4. Representations and Warranties. Borrower hereby represents and warrants to Bank that:

    (a) this Allonge and the Note as amended hereby constitute the legal, valid, and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, receivership or similar law affecting creditors' rights generally and general principles of equity;

    (b) the representations and warranties of Borrower contained in the Loan Agreement and the Loan Documents are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date; and

    (c) after giving effect to this Allonge, no Event of Default or event or condition which, with the giving of notice the lapse of time or both, would constitute an Event of Default, exists and is continuing.

    5.   Miscellaneous.

    (a) This Allonge shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    (b) Borrower affirms and acknowledges that this Allonge shall be a Loan Document for all purposes of the Loan Agreement.

    (c) Any reference to the Note contained in the Note, any Loan Document or any notice, request, certificate or other document shall be deemed to be a reference to the Note as amended by this Allonge unless the context shall otherwise specify.

    (d) This Allonge may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

    (e) Except as expressly provided herein, the Note and the Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed.

    (f) The execution, delivery and effectiveness of this Allonge shall not operate as a waiver of any right, power or remedy of Bank under the Note, Loan Agreement or any of the Loan Documents.


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    (g) THIS ALLONGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.


    IN WITNESS WHEREOF, the parties hereto have caused this Allonge to be executed by their respective officers thereunto duly authorized as of the date first above written.


                          AMCON DISTRIBUTING COMPANY


                          By: Kathleen M. Evans
                              ------------------------
                          Name: Kathleen M. Evans
                          Title: President



                          LASALLE NATIONAL BANK


                          By: Mark A. Ryle
                               ------------------------
                          Name: Mark A. Ryle
                          Its: First Vice President



    The undersigned hereby reaffirms its obligations under that certain Guaranty dated as of November 10, 1997 made by the undersigned in favor of LaSalle National Bank (the "Guaranty"), and agrees and confirms that the "Obligations" (as such term is used in the Guaranty) include all of Borrower's obligations under the Note as amended hereby.



By: William F. Wright
    ------------------
  WILLIAM F. WRIGHT, in his individual capacity